UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 15, 2004

TRESTLE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23000	95-4217605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Technology, Suite 105 Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 673-1907

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and 7.01. – RESULTS OF OPERATIONS AND REGULATION FD DISCLOSURE.

On November 15, 2004, the Company held a conference call during which CEO Maurizio Vecchione and President and CFO Barry Hall discussed the results of operations for the third quarter 2004 and various other topics including operations and company strategy.  During the call, Mr. Vecchione commented on the fourth quarter of 2004 saying that the company believes that year-over-year growth will continue in the quarter.

A taped rebroadcast of Trestle’s teleconference is available to listeners until November 22, 2004 at midnight PDT.  The numbers to access the rebroadcast are 1-706-645-9291 or 1-800-642-1687 referencing conference ID # 2151651.

Item 9.01. – FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements.

Not applicable.

(b)                                 Pro Forma Financial Information

Not applicable

(c)                                  Exhibits

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESTLE HOLDINGS, INC.

November 15, 2004	/s/ BARRY HALL
Barry Hall
Chief Financial Officer